UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2004

DIVERSA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-29173	22-3297375
(Commission File No.)	(IRS Employer Identification No.)

4955 DIRECTORS PLACE

SAN DIEGO, CALIFORNIA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 526-5000

Item 12. Results of Operations and Financial Condition.

On February 9, 2004, Diversa Corporation (the “Company”) issued a press release announcing the Company’s financial results for the quarter and year ended December 31, 2003. The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibits.

99.1	Press Release of Diversa Corporation dated February 9, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated: February 9, 2004	By:	/s/ KARIN EASTHAM
		Name:	Karin Eastham
		Title:	Senior Vice President, Finance, Chief Financial Officer and Secretary

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INDEX TO EXHIBITS

99.1	Press Release of Diversa Corporation dated February 9, 2004.